UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2025

LGAM Private Credit LLC

(Exact name of registrant as specified in its charter)

Delaware	814-01674	93-4633111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1585 Broadway New York, NY	10036
(Address of principal executive offices)	(Zip Code)

1 (212) 761-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

On October 30, 2025, LGAM Financing SPV LLC (“LGAM SPV”), a wholly owned subsidiary of LGAM Private Credit LLC (the “Company”), entered into a third amendment (the “Third Amendment”) to that certain Credit and Security Agreement, dated as of December 4, 2023 (as amended, restated or otherwise modified from time to time, the “Citibank Funding Facility”), by and among LGAM SPV, as Borrower, the Company, as Collateral Manager and Equityholder, the Lenders party thereto, Citibank, N.A., as Administrative Agent, U.S. Bank Trust Company, National Association, as Collateral Administrator and as Collateral Agent, and U.S. Bank National Association, as Document Custodian. The Third Amendment, among other things, (i) increased the Facility Amount from $250,000,000 to $400,000,000, (ii) extended the Reinvestment Period from December 6, 2027 to October 30, 2028, (iii) extended the Final Maturity Date from December 7, 2029 to October 31, 2030, and (iv) decreased the Applicable Margin from 2.25% to 1.90% through the end of the Reinvestment Period.

The other material terms of the Citibank Funding Facility remain unchanged.

Capitalized terms used but not defined in this Item 1.01 shall have the meanings given to them in the Citibank Funding Facility.

The description above is only a summary of the material provisions of the Third Amendment and is qualified in its entirety by reference to the copy of the Third Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1*	Amendment No. 3 to Credit and Security Agreement, dated as of October 30, 2025, among LGAM Financing SPV LLC, as Borrower, LGAM Private Credit LLC, as Collateral Manager and Equityholder, the Lenders party thereto, Citibank, N.A., as Administrative Agent, U.S. Bank Trust Company, National Association, as Collateral Agent and Collateral Administrator, and U.S. Bank National Association, as Document Custodian.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Exhibits and schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2025	LGAM Private Credit LLC

	By:	/s/ David Pessah
David Pessah
Chief Financial Officer